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                                                                       EXHIBIT 5

                                Joint Filing Agreement
                              Pursuant to Rule 13d-1(f)


     The undersigned hereby agree, pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, that the annexed Statement on
Schedule 13D and all amendments thereto shall be filed on behalf of each of them.


                                  U.S. INDUSTRIES, INC.



                                       /S/ GEORGE H. MacLean
                                  --------------------------------------
                                  BY:  George H. MacLean,
                                       Senior Vice President

                                  USI AMERICAN HOLDINGS, INC.



                                       /S/ GEORGE H. MacLean
                                  --------------------------------------
                                  BY:  George H. MacLean,
                                       Senior Vice President

                                  JACUZZI INC.



                                       /S/ GEORGE H. MacLean
                                  --------------------------------------
                                  BY:  George H. MacLean,
                                       Vice President

                                  JUSI HOLDINGS, INC.



                                       /S/ GEORGE H. MacLean
                                  --------------------------------------
                                  BY:  George H. MacLean,
                                       Senior Vice President

                                  TA LIQUIDATION CORP.



                                       /S/ GEORGE H. MacLean
                                  --------------------------------------
                                  BY:  George H. MacLean,
                                       Vice President